UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Volumetric Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637 / 800-541-FUND

Dear Shareholder:                       April 20, 2021

It is our pleasure to invite you to participate in the 2021 Annual Shareholder Meeting via teleconference on Friday, May 14, 2021, at 11:00 a.m. (EDT).

Due to the current Covid-19 pandemic, in reliance upon the relief granted under Section 602(a) of the New York Business Corporation Law, and for the safety of everyone, the meeting will be held via teleconference, in a listen only mode. Shareholders may submit their written questions or comments, for the meeting, on the back of the proxy ballot they return. No in-person annual shareholder meeting will be held this year. The meeting is only for current Volumetric Fund shareholders.

Shareholders that are interested in attending the call must indicate this on their enclosed proxy voting form so, you may be placed on the attendees list when calling into the meeting. When you call into the meeting, a person will confirm that your name is on the list of attendees and your identity. If you do not indicate your intent to attend the meeting in advance, the operator will not grant you access to the meeting. The call-in details are:

Teleconference Call-in Information

Volumetric Fund Shareholder Meeting

Tollfree Phone: 800-437-2398   Meeting ID 1613060

Preregistration is required and must be indicated on the enclosed Proxy Election Ballot

Only shareholders that registered to attend will be admitted into the meeting by the operator.

At the meeting, we will report on Volumetric Fund’s 2021 performance. In addition, as described in the accompanying Notice and Proxy Statement, you will be asked to elect eight directors and ratify the appointment of BBD, LLP, as the independent registered public accounting firm of the Fund for 2021 and authorize additional shares of the Fund.

A proxy is enclosed with the notice of meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to participate in the meeting, we would appreciate that you sign, date and return the proxy ballot to us promptly in the enclosed envelope. Since the call will be in listen only mode, any questions, you may have for the meeting, should be written on the proxy ballot that is returned to Volumetric Fund. In addition, please indicate on the proxy ballot if you plan to attend.

May you and your family stay safe and healthy.

Sincerely,

Irene J. Zawitkowski, Chair and CEO

VOLUMETRIC FUND, INC.

Notice of Annual Meeting of Shareholders

May 14, 2021

The Annual Meeting of shareholders of Volumetric Fund, Inc., a New York Corporation, will be held on Friday, May 14, 2021, at 11:00 a.m. (EDT), via teleconference, for the following purposes:

1.To elect eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.To consider and act upon the selection of the firm of BBD, LLP, as the independent registered accounting firm of the Fund;

3.To increase the number of authorized available shares of the Fund to 4,000,000 common shares (par value 0.01); and

3.To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on Monday, April 19, 2021, will be entitled to receive this notice and to vote at the meeting.

By Order of the Board of Directors

Pearl River, New YorkJeffrey Gibs

April 20, 2021President and Secretary

SHAREHOLDERS ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY THAT IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED PREPAID ENVELOPE IN RETURNING YOUR PROXY.

VOLUMETRIC FUND, INC.

87 Violet Drive

Pearl River, New York 10965

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2021

The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders to be held on May 14, 2021, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a shareholder who has signed the proxy does not alone revoke the proxy. The proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

At the Annual Meeting shareholders will be asked to:

1.To elect eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.To consider and act upon the selection of BBD, LLP, as the independent registered accounting firm of the Fund;

3.To increase the number of authorized available shares of the Fund to 4,000,000 common shares (par value 0.01); and

3.To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business day on Monday, April 19, 2021, will be entitled to vote at the meeting. Each share of stock is entitled to one vote. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 21, 2021.

At the close of business day on April 19, 2021 the Fund had 1,627,377.832 shares of common stock outstanding.

The Fund will furnish, without charge, a copy of the annual report and/or semi-annual report to a shareholder, upon request to:

Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965; phone: 800-541-FUND; or website: volumetric.com.

1.ELECTION OF DIRECTORS

The Board of Directors recommends that eight nominees for director to be elected at the annual meeting, each to hold office until next year’s annual meeting and until the election and qualification of a successor. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all the nominees will be voted for the election of directors named below. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to believe that any nominee will be unavailable for election when the election occurs.

Directors, who are not salaried employees of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all their fees were paid by the Adviser. The full Board of Directors met five times and the independent directors met three times during 2020. In addition, the Audit Committee had met twice and the Governance & Nominating Committee had met once in the same period.

Nominated directors, as a group, beneficially owned 85,702.683 shares or 5.27% of the outstanding shares of the Fund on April 19, 2021.  This includes shares beneficially owned by spouses or joint accounts with spouses, also the director’s custodian or trust accounts for their minors. In addition to the directors, the Adviser, whose principal shareholder is Mr. Gabriel Gibs, is the owner of 1.75% of the outstanding shares of the Fund. Dollar range shareholdings of directors in Volumetric Fund, as of April 19, 2021, are shown in the following table. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E.

The information for the nominated directors, concerning their age and occupation for the past 5 years, have been furnished to the Fund by the nominees. Nominees, who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, are indicated by an asterisk (“ * ”).

Director**	Occupation	Age	Director Since	Holding $ Range
Jeffrey M. Gibs*	President, since 2016, Portfolio Manager, since 2021, and CCO, since 2005. Jeffrey was Co-Portfolio Manager from 2016 to 2021, Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He had worked as a consultant to the Fund from 1989 to 2015. He was previously employed by US Bank and AIS (acquired by US Bank) as Vice President of hedge fund accounting and operations (2005 to 2015). Mr. Gibs is also the President of Volumetric Advisers Inc. Jeffrey is the son of the Founder, Gabriel Gibs.	54	2018	A
Josef Haupl (1)	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	76	2004	A
Alexandre M. Olbrecht (3)	Associate Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	42	2012	C
Neil O’Sullivan (3)	Proprietor of Neil T. O’Sullivan, CPA since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	52	2017	D
Stephen J. Samitt (1), (4)	Stephen Samitt, CPA, LLC since 2008. Previously Principal, Briggs Bunting & Dougherty, LLP, certified public accountants, since 1997. Previously, Partner, Tait, Weller & Baker, a full-service accounting firm. He was elected by the Board as the Fund’s Financial Expert.	79	1996	A
Allan A. Samuels (2) (5)	President and CEO of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 1,000 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations	83	2007	B
Raymond W. Sheridan (1)	President, Raymond Sheridan Financial, Inc., insurance and financial services. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	70	1995	A
Irene J. Zawitkowski*	CEO and Senior Portfolio Manager since 2016 and Chair since 2018. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers	68	1978	A

(1) Member of the Governance & Nominating Committee.; (2) Chairman of the Governance & Nominating Committee.; (3) Member of the Audit Committee.; (4) Chairman of the Audit Committee. (5) Lead Independent Director ** The address of each director is c/o Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965

2.INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Volumetric Fund’s Board of Directors has selected BBD, LLP, 1835 Market Street, Philadelphia, PA 19103, as its independent registered public accounting firm for the fiscal year commencing January 1, 2021. Representatives of BBD, LLP may not be in attendance at the annual meeting, but will be available, as necessary, to answer questions from shareholders present at the meeting.

3.INCREASE THE NUMBER OF AUTHORIZED AVAILABLE FUND SHARES

The Board of Directors recommends and seeks shareholder approval to amend the Fund’s Certification of Incorporate to increase the number of authorized available shares of the Fund to 4,000,000 common shares (par value 0.01). An increase to 4,000,000 shares was previously approved by the Board of Directors at its meeting held on November 29, 2017 and ratified at a special meeting held on April 19, 2021.

Additional shares of the Fund will not be sold until such time that authorization for the increase in the number of outstanding shares is approved by shareholders, an Amendment to the Fund’s Certificate of Incorporation is filed with the State of New York and in effect, the Fund’s Prospectus and SAI have been appropriately revised, and the Fund has updated its registration statement to include a new Legal Opinion.

4.OTHER MATTERS

The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 2020, which has been mailed to all shareholders. The cost of preparing, assembling and mailing this proxy statement will be paid by the Adviser.

The Board of Directors knows of no other matter to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.

Shareholders may submit questions to be addressed at the meeting. Any question should be written on the back of the Proxy Election Ballot Form and returned to Volumetric Fund, Inc, 87 Violet Drive, Pearl River, New York 10965.